The UBS Funds	Supplement to the Summary Prospectuses

The UBS Funds
UBS Asset Growth Fund
UBS Dynamic Alpha Fund
UBS Global Allocation Fund
UBS Multi-Asset Income Fund
UBS Equity Long-Short Multi-Strategy Fund
UBS U.S. Defensive Equity Fund
UBS Fixed Income Opportunities Fund
UBS Municipal Bond Fund

Supplement to the Summary Prospectuses

June 30, 2015

Dear Investor,

The purpose of this supplement is to update the Summary Prospectuses of the above-listed series (each a “Fund” and collectively, the “Funds”) of The UBS Funds (the “Trust”) dated October 28, 2014, as supplemented.

At a recent meeting of the Board of Trustees (the “Board”) of the Trust, the Board approved the elimination of the redemption fees for the Funds, effective August 3, 2015 for any redemptions taking place on or after that date.  In connection with that change, the Summary Prospectuses are revised to delete all references to the redemption fees, effective August 3, 2015.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-721